                                                                    EXHIBIT 99.2

            AMENDED CERTIFICATE TO THE CERTIFICATE OF DESIGNATION,
                            PREFERENCES AND RIGHTS
          OF SERIES A JUNIOR PARTICIPATING CUMULATIVE PREFERRED STOCK
                                      OF
                         AMWEST INSURANCE GROUP, INC.

     The undersigned, John Savage, the President and Co-Chief Executive Officer of AMWEST INSURANCE GROUP, INC., a Delaware corporation (the "Corporation"), does hereby certify that:

     No shares of Series A Junior Participating Cumulative Preferred Stock described in the Certificate of Designation filed with the Secretary of State of Delaware on May 17, 1989, have been issued.

     Pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, and Section 151(g) of the Delaware General Corporation Law, on May 5, 1999, the Board of Directors adopted the following resolution to amend, effective as of 5:00 p.m., Eastern Daylight Time, on May 10, 1999, the Certificate of Designation of the Series A Junior Participating Cumulative Preferred Stock, par value $.01 per share, filed with the Secretary of State of Delaware on May 17, 1989 so that such Certificate of Designation shall, upon effectiveness of this Certificate of Amendment of such Certificate of Designation, read in its entirety as follows:

           "RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors does hereby provide for the amendment, effective as of 5:00 p.m., Eastern Daylight Time, on May 10, 1999, of the Certificate of Designation of the Series A Junior Participating Cumulative Preferred Stock filed with the Secretary of State of Delaware on May 17, 1989. Such shares of preferred stock shall continue to be designated "Series A Junior Participating Cumulative Preferred Stock" (hereinafter referred to as the "Series A Junior Participating Cumulative Preferred Stock"), consisting of 30,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and qualifications, limitations and restrictions of the Series A Junior Participating Cumulative Preferred Stock are not stated and expressed in the Certificate of Incorporation, the Board of Directors of the Corporation does hereby fix and herein state and express such designations, powers, preferences, and relative and other special rights and qualifications, limitations and restrictions thereof as follows:

           1. Designation and Amount. The shares of such series shall be
              ----------------------
     designated as "Series A Junior Participating Cumulative Preferred Stock" and the number of shares constituting such series shall be 30,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Junior Participating Cumulative Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Junior Participating Cumulative Preferred Stock.

           2. Dividends and Distributions.
              ---------------------------

           (a) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Cumulative Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Cumulative Preferred Stock in preference to the holders of shares of Common Stock, par value $0.01 per share, of the Corporation (the "Common Stock") and of any other junior stock of the Corporation that then may be outstanding, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 10th day of January, April, July, and October of each year (each a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Cumulative Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $2.50 per share ($10.00 per annum) or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Cumulative Preferred Stock. In the event the Corporation shall at any time after May 10, 1999 (the "Rights Declaration Date") (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide, by reclassification or otherwise, the outstanding Common Stock into a greater number of shares of Common Stock or (iii) combine or consolidate, by reclassification or otherwise, the outstanding Common Stock into a smaller number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Junior Participating Cumulative Preferred Stock were entitled immediately prior to such event under clause
     (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

           (b) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Cumulative Preferred Stock as provided in paragraph (a) of this Section 2 as a condition to declaration of a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event that no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $2.50 per share ($10.00 per annum) on the Series A Junior Participating Cumulative Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

           (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Cumulative Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Cumulative Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Cumulative Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall cumulate but shall not bear interest. Dividends paid on the shares of Series A Junior Participating Cumulative Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Cumulative Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

           3. Voting Rights. The holders of shares of Series A Junior
              -------------
     Participating Cumulative Preferred Stock shall have the following voting rights:

           (a) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Cumulative Preferred Stock shall entitle the holder thereof to 1,000 votes (and each one one-thousandth of a share of Series A Junior Participating Cumulative Preferred Stock shall entitle the holder thereof to one vote) on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights

     Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide, by reclassification or otherwise, the outstanding Common Stock into a greater number of shares of Common Stock, or (iii) combine or consolidate, by reclas sification or otherwise, the outstanding Common Stock into a smaller number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Cumulative Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

           (b) Except as otherwise provided herein or by law, holders of Series A Junior Participating Cumulative Preferred Stock shall have no special voting rights and the holders of shares of Series A Junior Participating Cumulative Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

           (c) In addition, the holders of shares of Series A Preferred Stock shall have the following special voting rights:

           In the event that at any time dividends on Series A Preferred Stock, whenever accrued and whether or not consecutive, shall not have been paid or declared and a sum sufficient for the payment thereof set aside, in an amount equivalent to six quarterly dividends on all shares of Series A Preferred Stock at the time outstanding, then and in each such event, the holders of shares of Series A Preferred Stock and each other series of preferred stock now or hereafter issued that shall be accorded such class voting right by the Board of Directors and that shall have the right to elect three or more directors as the result of a prior or subsequent default in payment of dividends on such series (each such other series being hereinafter called "Other Series of Preferred Stock"), voting separately as a class without regard to series, shall be entitled to elect three directors at the next annual meeting of stockholders of the Corporation or at a special meeting as provided below, in addition to the directors to be elected by the holders of all shares of the Corporation entitled to vote for the election of directors, and the holders of all shares (including the Series A Preferred Stock) otherwise entitled to vote for directors, voting separately as a class, shall be entitled to elect the remaining members of the Board of Directors, provided that the Series A Preferred Stock and each Other Series of Preferred Stock, voting as a class, shall not have the right to elect more than three directors. Such special voting right of the holders of shares of Series A Preferred Stock may be exercised until all dividends in default on the Series A Preferred Stock shall have been paid in full or declared and funds sufficient therefor set aside, and when so paid or provided for, such special voting right of the holders of shares of Series A Preferred Stock shall cease, but subject always to the same provisions for the vesting of such special voting rights in the event of any such future dividend default or defaults. At any time after such special voting rights shall have so vested in the holders of shares of Series A Preferred Stock, the Secretary of the Corporation may, and upon the written request of the holders of record of 10% or more in number of the shares of Series A Preferred Stock and each Other Series of Preferred Stock then outstanding addressed to the Secretary at the principal executive office of the Corporation shall, call a special meeting of the holders of shares of Preferred Stock so entitled to vote, for the election of the directors to be elected by them as herein provided, to be held within 60 days after such call and at the place and upon the notice provided by law and in the Bylaws for the holding of meetings of stockholders; provided, however, that the Secretary shall not be required to call such special meeting in the case of any such request received less than 90 days before the date fixed for any annual meeting of stockholders, and if in such case such special meeting is not called or held, the holders of shares of Preferred Stock so entitled to vote shall be entitled to exercise the special voting rights provided in this paragraph at such annual meeting. If any such special meeting required to be called as above provided shall not be called by the Secretary within 30 days after receipt of any such request, then the holders of record of 10% or more in number of the shares of Series A Preferred Stock and each Other Series of Preferred Stock then outstanding may designate in writing one of their number to call such meeting, and the person so designated may, at the expense of the Corporation, call such meeting to be held at the place and upon the notice given by such person, and for that purpose shall have access to the stock books of the Corporation. No such special meting and no adjournment thereof shall be held on a date later than 60 days before the annual meeting of stockholders. If, at any special meeting so called or at any annual meeting held while the holders of shares of Series A Preferred Stock have the special voting rights provided for in this paragraph, the holders of not less than 40% of the shares of Series A Preferred Stock and each Other Series of Preferred Stock then outstanding are present in person or by proxy, which percentage shall be sufficient to constitute a quorum for the election of additional directors as herein provided, the then authorized number of directors of the Corporation shall be increased by three, as of the time of such special meeting or the time of the first such annual meting held while such holders have special voting rights and such quorum is present, and the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock, voting as a class, shall be entitled to elect the additional directors so provided for. If the directors of the Corporation are then divided into classes under provisions of the Certificate of Incorporation of the Corporation then effective or the Bylaws then effective, the three additional directors shall be members of those respective classes of directors in which a vacancy is created as a result of such increase in the authorized number of directors. If the foregoing expansion of the size of the Board of Directors shall not be valid under applicable law, then the holders of shares of Series A Preferred Stock and of each Other Series of Preferred Stock, voting as a class, shall be entitled, at the meeting of stockholders at which they would otherwise have voted, to elect directors to fill any then existing vacancies on the Board of Directors, and shall additionally be entitled, at such meeting and each subsequent meeting of stockholders at which directors are elected, to elect all of the directors then being elected until by such class vote three members of the Board of Directors have been so elected. Upon the election at such meeting by the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock, voting as a class, of the directors they are entitled so to elect, the persons so elected, together with such persons as may be directors or as may have been elected as directors by the holders of all shares (including Series A Preferred Stock) otherwise entitled to vote for directors, shall constitute the duly elected directors of the Corporation. The additional directors so elected by holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock, voting as a class, shall serve until the next annual meeting and until their respective successors shall be elected and qualified, or if any such director is a member of a class of directors under provisions dividing the directors into classes, each such director shall serve until the annual meeting at which the term of office of such director's class shall expire and until such director's successor shall be elected and shall qualify, and at each subsequent meeting of stockholders at which the directorship of any director elected by the vote of holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock under the special voting rights set forth in this paragraph is up for election, said special class voting rights shall apply in the reelection of such director or in the election of such director's successor; provided, however, that whenever the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock shall be divested of the special rights to elect three directors as above provided, the terms of office of all persons elected as directors by the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock, voting as a class, or elected to fill any vacancies resulting from the death, resignation, or removal of directors so elected by the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock, shall forthwith terminate (and, if applicable, the number of directors shall be reduced accordingly). If, at any time after a special meeting of stockholders or an annual meeting at which the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock, voting as a class, have elected directors as provided above, and while the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock shall be entitled so to elect three directors, the number of directors who have been elected by the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock (or who by reason of one or more resignations, deaths or removals have succeeded any directors so elected) shall by reason of resignation, death or removal be less than three but at least one, the vacancy in the directors so elected by the holders of shares of the Series A Preferred Stock and each Other Series of Preferred Stock may be filled by the remaining director elected by such holders, and in the event that such election shall not occur within 30 days after such vacancy arises, or in the event that there shall not be incumbent at least one director so elected by such holders, the Secretary of the Corporation may, and upon the written request of the holders of record of 10% or more in number of the shares of Series A Preferred

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Stock and each Other Series of Preferred Stock then outstanding addressed to the
Secretary at the principal office of the Corporation shall, call a special meeting of the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock so entitled to vote, for an election to fill such vacancy or vacancies, to be held within 60 days after such call and at the place and upon the notice provided by law and in the Bylaws for the holding of meetings of stockholders; provided, however, that the Secretary shall not be required to call such special meeting in the case of any such request received less than 90 days before the date fixed for any annual meeting of stockholders, and if in such case such special meeting is not called, the holders of shares of Preferred Stock so entitled to vote shall be entitled to fill such vacancy or vacancies at such annual meeting. If any such special meeting required to be called as above provided shall not be called by the Secretary within 30 days after receipt of any such request, then the holders of record of 10% or more in number of the shares of Series A Preferred Stock and each Other Series of Preferred Stock then outstanding may designate in writing one of their number to call such meeting, and the person so designated may, at the expense of the Corporation, call such meeting to be held at the place and upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. No such special meeting and no adjournment thereof shall be held on a date later than 60 days before the annual meeting of stockholders.

     4. Certain Restrictions.
        --------------------
     (a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Cumulative Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued
            ---------
and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Cumulative Preferred Stock outstanding shall have been paid in full, the Corporation shall not and shall cause its subsidiaries not to, directly or indirectly:

          (i) declare or pay dividends on, or make any other distribution on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Cumulative Preferred Stock;

          (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Cumulative Preferred Stock, except dividends paid ratably on the Series A Junior Participating Cumulative Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

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          (iii)  redeem or purchase or otherwise acquire for consideration any shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Cumulative Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Cumulative Preferred Stock;

          (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Junior Participating Cumulative Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Cumulative Preferred Stock, except (i) in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Cumulative Preferred Stock, or (ii) in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4,
                                                                      ---------
purchase or otherwise acquire such shares at such time and in such manner.

     5. Reacquired Shares. Any shares of Series A Junior Participating
        -----------------
Cumulative Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series, and may be reissued as Series A Junior Participating Cumulative Preferred Stock or as part of any series of Preferred Stock created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     6. Liquidation, Dissolution or Winding Up.
        --------------------------------------

     (a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to: (i) the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Cumulative Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Cumulative Preferred Stock shall have received the greater of

(A) $10 per share ($.01 per one one-thousandth), plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment or (B) an aggregate amount per share, equal to 1,000 (subject to the provision for adjustment hereinafter set forth (as so adjusted, the "Adjustment Number")), times the aggregate amount to be distributed per share to holders of shares of Common Stock (the "Series A Liquidation Preference"); or (ii) the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. Following the payment of the full amount of the Series A Liquidation Preference and the payment to holders of such parity stock in respect of all outstanding shares of Series A Junior Participating Cumulative Preferred Stock and such parity stock, no additional distribution shall be made to the holders of shares of Series A Junior Participating Cumulative Preferred Stock or such parity stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Amount") equal to the quotient obtained by dividing the Series A Liquidation Preference by the Adjustment Number. Following the payment of the full amount of the Series A Liquidation Preference, the payment to holders of such parity stock and the payment of the Common Amount in respect of all outstanding shares of Series A Junior Participating Cumulative Preferred Stock, such parity stock and Common Stock, respectively, holders of Series A Junior Participating Cumulative Preferred Stock, holders of such parity stock and holders of shares of Common Stock shall receive their ratable and proportionate share of remaining assets to be distributed in the ratio of the Adjustment Number to one (1) with respect to Series A Junior Participating Cumulative Preferred Stock and Common Stock on a per share basis, respectively.

     (b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Junior Participating Cumulative Preferred Stock, then such remaining assets shall be distributed ratably to the holders of the Series A Junior Participating Cumulative Preferred Stock and of such parity shares in proportion to their respective liquidation preferences.

     (c) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide, by reclassification or otherwise, the outstanding Common Stock into a greater number of shares of Common Stock, or
(iii) combine or consolidate, by reclassification or otherwise, the outstanding Common Stock into a smaller number of shares of Common Stock, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     7. Consolidation, Merger, etc. In case the Corporation shall enter into any
        --------------------------
consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Cumulative Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide, by reclassification or otherwise, the outstanding Common Stock into a greater number of shares of Common Stock, or
(iii) combine or consolidate, by reclassification or otherwise, the outstanding Common Stock into a smaller number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Cumulative Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     8. No Redemption.  The shares of Series A Junior Participating Cumulative
        -------------
Preferred Stock shall not be redeemable.

     9. Ranking.  The Series A Junior Participating Cumulative Preferred Stock
        -------
shall rank junior to all other series of the Corporation's preferred stock (unless provided to the contrary in the Certificate of Incorporation of the Corporation then effective or in the Certificate of Designation relating to a subsequent series of preferred stock of the Corporation), if any, as to the payment of dividends and the distribution of assets, and senior to the Common Stock of the Corporation.

     10. Amendment.  If any shares of Series A Junior Participating Cumulative
         ---------
Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation then effective shall not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Cumulative Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Junior Participating Cumulative Preferred Stock, voting separately as a single series.

           11. Fractional Shares. Series A Junior Participating Cumulative
               -----------------
     Preferred Stock may be issued in fractions of a share, which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Cumulative Preferred Stock.

           RESOLVED FURTHER, that the Chief Executive Officer, the President or any Executive Vice President or Vice President or the Secretary of the Corporation be, and they hereby are, authorized and directed to prepare and file a Certificate of Amendment to the Certificate of Designation of the Series A Junior Participating Cumulative Preferred Stock in accordance with the foregoing resolution and the provisions of Delaware law, which Certificate of Amendment shall be effective at 5:00 p.m., Eastern Daylight Time, on May 10, 1999, and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolution."

     IN WITNESS WHEREOF, this Amended Certificate to the Certificate of Designation is executed on May 10, 1999.

                                        AMWEST INSURANCE GROUP, INC.,
                                        a Delaware corporation

                                        By: /s/ JOHN SAVAGE
                                            ---------------------------------
                                            Name:   John Savage
                                            Title:  President and Co-Chief
                                                    Executive Officer